UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR /A

Amended for the Statement of Operations Investment Management fee line being incorrect.

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05010

Mutual Fund and Variable Insurance Trust

(Exact name of registrant as specified in charter)

36 North New York Avenue

Huntington, NY 11743

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-631-629-4237

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1.	Reports to Shareholders.

Annual Shareholder Report

December 31, 2019

Rational Trend Aggregation VA Fund

Rational Insider Buying VA Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports from the insurance company that offers your contract will no longer be sent by mail unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all fund companies available under your contract at the insurance company.

December 31, 2019

Rational Trend Aggregation VA Fund

Dear Fellow Shareholders,

The Rational Trend Aggregation VA Fund (the “Fund”) seeks total return on investment, with dividend income as an important component of the return. On October 31, 2018, the investment strategy of the Fund changed to employ a tactical approach to obtain exposure to US equity markets.

Investment Strategy

Under normal conditions the Fund invests primarily in common stock of companies (a significant portion of which pay dividends) traded on US exchanges. However, depending on the Fund’s tactical trading models, the Fund may invest all or a significant portion of its assets in cash and cash equivalents, including short-term treasury ETFs. The Fund may also invest in inverse ETFs and/or volatility Exchange Traded Notes (“ETNs”) for hedging purposes.

Fund Performance

The Fund underperformed the S&P 500 Index for the year. The Fund’s tactical models held large cash positions throughout the year as risk was high due to uncertainty around the China trade war, the economy, and the Federal Reserve.

Going into 2020 the market will be focused on turmoil in the Middle East, the Fed, the global economy, the elections, and the China trade war. The Fund will have the flexibility to be able to take advantage of any opportunities that present themselves while being able to be protective if necessary.

The Fund’s total annualized returns through 12/31/19 as compared to the S&P 500 Total Return Index were as follows:

	1 Year	5 Years	10 Years	Since Inception (10/15/2001)
Rational Trend Aggregation VA Fund	7.30%*	0.88%	6.61%	5.68%
S&P 500 Total Return Index (1)	31.49%	11.70%	13.56%	8.31%

The Fund is an Investment vehicle for variable annuity contracts. All performance figures for the Fund do not include any fees, expenses, or insurance charges imposed by the insurance company’s separate account. Please review the insurance contract prospectus for further description of these fees and expenses. This product is available as a sub-account investment to a variable life insurance policy only and is not offered directly to the general public. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.rationalvafunds.com.

Summary

We are much encouraged by the progress in the trade war. However, there are a number of headwinds that could slow economic growth, and the stock market with it. We are confident that the Fund will benefit from our tactical approach in the current environment.

Sincerely,

Matthew Tuttle

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about

*    Does not correlate FiHis

the Fund, please visit www.rationalvafunds.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Trend Aggregation VA Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

3221-NLD-2/12/2020

Rational Trend Aggregation VA Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for each of the periods ended December 31, 2019, compared to its benchmark:

		Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**
Rational Trend Aggregation VA Fund	7.30%	0.88%	6.61%	5.68%
S&P 500 Total Return Index (a)	31.49%	11.70%	13.56%	8.31%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. See the financial highlights for the current expense ratios. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2019 prospectus, the total annual operating expense is 2.14% before fee waivers. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412.

**	Inception date is October 15, 2001.

(a)	The S&P 500 Total Return Index is the primary benchmark; it is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Total Return Index does not include fees and expenses, and investors may not invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Exchange Traded Funds	36.1%
Diversified Financial Services	4.4%
Chemicals	4.3%
Reits	4.1%
Retail	3.5%
Beverages	3.0%
Commercial Services	3.0%
Computers	3.0%
Exchange Traded Note	2.9%
Insurance	2.1%
Other/Short-Term Investments	33.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

December 31, 2019

Rational Insider Buying VA Fund

Dear Fellow Shareholders,

Rational Insider Buying VA Fund (the “Fund”) invests in large capitalization U.S. companies that are experiencing significant corporate insider buying. Over the past year we have witnessed diverse insider buying across sectors. With a wide range of insider buying opportunities to choose from, we focused on the insider buying at companies that have the highest quality earnings growth potential and revenue growth potential. We are pleased with the performance of the strategy over the past year and we are encouraged to see persistent insider buying in attractive securities. We have positioned the Fund in the best signals of the large-cap insider buying strategy and are confident in the long-term potential of the Fund.

Investment Strategy

The Fund uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

The Rational Insider Buying VA Fund trailed its S&P 500 Total Return Index benchmark during FY 2019. The Fund’s performance includes relative outperformance from holdings in the consumer discretionary, industrials and utilities sectors and relative underperformance in the information technology and financials sectors.

The strong performance of the US equity market in 2019 was fueled by the accommodative monetary policy of the Federal Reserve. Headline concerns regarding global growth, the ongoing US-China trade war, and geopolitical turbulence in the Eurozone were pushed aside by the market as the Fed cut interest rates three times over the course of the year. The S&P 500 Index continued to make new record highs and returned +31.49% in 2019. Market participants favored growth stocks over value stocks and the Information Technology sector was the clear leader. One of the biggest influencers on market leadership was the massive and consistent inflows into passive equity strategies. The inflows into index tracking strategies continued to contribute to the narrow market leadership environment as the passive strategies allocated according to the weightings of the major indexes that they track. The S&P 500 Index heavyweights; Apple (AAPL) and Microsoft (MSFT); accounted for roughly 16% of the index’s gain during 2019, rallying 89.97% and 57.57%, respectively.

The S&P 500 Index performance was primarily driven by a narrow group of stocks whose price increases were based on valuation multiple expansion rather than earnings growth. Despite this trend in 2019, there are still companies that are trading at reasonable valuations and whose corporate insiders believe that their share prices are undervalued. During the year we focused on the companies that have the highest quality earnings growth potential and revenue growth potential. This focus helped to drive outperformance from the Fund’s allocations within the consumer discretionary and industrials sectors and provided the strongest relative outperformance compared to the benchmark. The most notable stocks in 2019 in the portfolio that generated material outperformance due to their strong revenue growth were Carvana Co (CVNA) +181.41 and Transdigm Group Inc (TDG) +84.29. Despite not allocating to the majority of the S&P 500 Index heavy-weights, the Fund was able to generate a 24.00% return by investing in companies where corporate insiders are taking a personal stake in the performance of their company’s stock.

The Fund’s total annualized returns through 12/31/19 as compared to the S&P 500 Total Return Index were as follows:

	1 Year	5 Years	10 Years	Since Inception (05/02/04)
Rational Insider Buying VA Fund	24.00%	6.87%	10.99%	8.58%
S&P 500 Total Return Index (1)	31.49%	11.70%	13.56%	9.31%

The Fund is an Investment vehicle for variable annuity contracts. All performance figures for the fund do not include any fees, expenses, or insurance charges imposed by the insurance company’s separate account. Please review the insurance contract prospectus for further description of these fees and expenses. This product is available as a sub-account investment to a variable life insurance policy only and is not offered directly to the general public. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.rationalvafunds.com.

Summary

We hold a relatively concentrated portfolio of large-capitalization U.S. companies experiencing significant insider buying – situations where those that know the most about the company are taking their own money and putting it back in the company through open market purchases. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy can outperform the S&P 500 Total Return Index over the long run. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for Rational Insider Buying VA Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.rationalvafunds.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Insider Buying VA Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

3220-NLD-2/12/2020

Rational Insider Buying VA Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for each of the periods ended December 31, 2019, compared to its benchmark:

		Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**
Rational Insider Buying VA Fund	24.00%	6.87%	10.99%	8.58%
S&P 500 Total Return Index(a)	31.49%	11.70%	13.56%	9.31%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. See the financial highlights for the current expense ratios. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2019 prospectus, the total annual operating expense is 1.81% before fee waivers. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412.

**	Inception date is May 2, 2004.

(a)	The S&P 500 Total Return Index is the primary benchmark; it is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Total Return Index does not include fees and expenses, and investors may not invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Software	18.6%
Biotechnology	17.5%
Internet	15.6%
Diversified Financial Services	11.5%
Commercial Services	9.4%
Retail	5.3%
Advertising	4.8%
Aerospace	4.7%
Private Equity	4.5%
Electric	3.6%
Other/Short-Term Investments	4.5%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

RATIONAL TREND AGGREGATION VA FUND
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Value
	COMMON STOCKS - 44.5%
	AEROSPACE/DEFENSE - 1.0%
1,168	United Technologies Corp	$174,920

	BEVERAGES - 3.0%
2,584	Brown-Forman Corp.	174,678
2,552	PepsiCo, Inc.	348,782
		523,460
	CHEMICALS - 4.3%
1,767	Celanese Corp.	217,553
2,611	PPG Industries, Inc.	348,542
301	Sherwin-Williams Co.	175,646
		741,741
	COMMERCIAL SERVICES - 3.0%
1,476	Moody’s Corp.	350,417
640	S&P Global, Inc.	174,752
		525,169
	COMPUTERS - 3.0%
8,869	Seagate Technology PLC	527,705

	COSMETICS/PERSONAL CARE - 2.0%
2,784	Procter & Gamble Co.	347,722

	DISTRIBUTION/WHOLESALE - 1.0%
519	WW Grainger, Inc.	175,692

	DIVERSIFIED FINANCIAL SERVICES - 4.4%
1,614	Alliance Data Systems Corp	181,091
583	Mastercard, Inc.	174,078
1,500	Synchrony Financial	54,015
1,862	Visa, Inc.	349,870
		759,054
	ELECTRICAL COMPONANTS & EQUIPMENT - 2.0%
4,592	Emerson Electric Co.	350,186

	ENVIRONMENTAL CONTROL - 1.0%
3,836	Pentair PLC	175,957

	HEALTHCARE - PRODUCTS- 2.0%
3,098	Medtronic PLC	351,468

	HOME FURNISHINGS - 2.0%
6,864	Leggett & Platt, Inc.	348,897

	INSURANCE - 2.1%
312	MarkelCorp. *	356,669

	MACHINERY DIVERSIFIED - 1.0%
1,523	Dover Corp.	175,541

	MEDIA - 1.0%
1,204	Walt Disney Co.	174,134

	PHARMACEUTICALS - 2.0%
3,936	AbbVie, Inc.	348,493

	PRIVATE EQUITY - 1.0%
6,000	KKR & Co., Inc.	175,020

	REITS - 4.1%
766	American Tower Corp.	176,042
5,754	CBRE Group, Inc.*	352,663
736	SBA Communications Corp.	177,369
		706,074

See accompanying notes to financial statements.

RATIONAL TREND AGGREGATION VA FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Value
	COMMON STOCKS (Continued) - 44.5%
	RETAIL - 3.5%
1,460	Lowe’s Cos, Inc.	$174,850
500	O’Reilly Automotive, Inc.	219,130
1,700	Target Corp.	217,957
		611,937
	SEMICONDUCTORS - 1.1%
620	Broadcom, Inc.	195,932

	TOTAL COMMON STOCKS (Cost - $7,733,043)	7,745,771

	EXCHANGE TRADED FUNDS - 36.1%
30,800	iShares 1-3 Year Treasury Bond ETF	2,606,604
10,988	ProShares Short VIX Short-Term Futures ETF*	716,747
13,000	ProShares UltraPro Short QQQ	291,070
8,288	SPDR S&P 500 ETF Trust	2,667,576
	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,180,389)	6,281,997

	EXCHANGE TRADED NOTE - 2.9%
33,430	iPath Series B S&P 500 VIX Short-Term Futures ETN	505,462
	TOTAL EXCHANGE TRADED NOTE (Cost - $508,056)	505,462

	SHORT-TERM INVESTMENTS - 8.5%
1,477,076	Federated Treasury Obligations Fund, Institutional Class, 1.51% **	1,477,076
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,477,076)	1,477,076

	TOTAL INVESTMENTS - 92.0% (Cost - $15,898,564 )	$16,010,306
	OTHER ASSETS LESS LIABILITIES - 8.0%	1,386,736
	NET ASSETS - 100.0%	$17,397,042

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust.

*	Non-income producing security.

**	Rate shown represents the rate at December 31, 2019 and is subject to change and resets daily.

See accompanying notes to financial statements.

RATIONAL INSIDER BUYING VA FUND
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Value
	COMMON STOCKS - 99.9%
	ADVERTISING - 4.8
5,240	Trade Desk, Inc. *	$1,361,247

	AEROSPACE - 4.7%
60	Heico Corp.	6,849
2,350	TransDigm Group, Inc.	1,316,000
		1,322,849
	BEVERAGES - 0.2%
980	Monster Beverage Corp. *	62,279

	BIOTECHNOLOGY - 17.5%
230,300	Amarin Corp. PLC - ADR *	4,937,632

	BUILDING MATERIALS - 0.0%
20	Lennox International, Inc.	4,879

	COMMERICIAL SERVICES - 9.4%
5,250	Bright Horizons Family Solutions, Inc. *	789,023
81	Global Payments, Inc.	14,787
6,690	HealthEquity, Inc. *	495,528
15,930	IHS Markit Ltd.*	1,200,326
1,180	Paypal Holdings, Inc. *	127,641
50	S&P Global, Inc.	13,653
100	TransUnion	8,561
		2,649,519
	DIVERSIFIED FINANCIAL SERVICES - 11.5%
390	Charles Schwab Corp.	18,548
4,660	Mastercard, Inc.	1,391,429
14,410	Pagseguro Digital Ltd.*	492,246
7,210	Visa, Inc.	1,354,759
		3,256,982
	ELECTRIC - 3.6%
100	Consolidated Edison, Inc.	9,047
4,120	NextEra Energy, Inc.	997,699
		1,006,746
	HEALTHCARE-PRODUCTS - 3.2%
690	Align Technology, Inc.*	192,538
4,100	Insulet Corp. *	701,920
20	Stryker Corp.	4,199
		898,657
	INTERNET - 15.6%
390	GoDaddy, Inc. *	26,489
4,480	IAC/InterActive Corp. *	1,116,013
4,940	Palo Alto Networks, Inc. *	1,142,375
6,470	Proofpoint, Inc. *	742,627
8,200	RingCentral, Inc. *	1,383,094
		4,410,598
	LEISURE TIME - 0.4%
870	Norwegian Cruise Line Holdings Ltd. *	50,817
390	Royal Caribbean Cruises Ltd.	52,069
		102,886
	MACHINERY - 0.0%
50	Roper Technologies, Inc.	17,711

	PRIVATE EQUITY - 4.5%
44,000	KKR & Co., Inc.	1,283,480

	REITS - 0.3%
9,600	Annaly Capital Management, Inc.	90,432

	RETAIL - 5.3%
30	AutoZone, Inc.*	35,739
4,020	Carvana Co.*	370,041
250	Dollar Tree, Inc. *	23,512
410	Five Below, Inc.*	52,423
30	Home Depot, Inc.	6,551
2,300	O’Reilly Automotive, Inc. *	1,007,998
		1,496,264

See accompanying notes to financial statements.

RATIONAL INSIDER BUYING VA FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Value
	COMMON STOCKS (Continued) - 99.9%
	SEMICONDUCTORS - 0.2%
200	Broadcom, Inc.	$63,204

	SOFTWARE - 18.6%
100	Adobe Systems, Inc. *	32,981
1,270	Fiserv, Inc. *	146,850
8,770	MicrosoftCorp.	1,383,029
4,990	Paycom Software, Inc. *	1,321,152
4,730	ServiceNow, Inc. *	1,335,374
9,680	Twilio, Inc. *	951,350
560	Vmware, Inc.	85,002
		5,255,738
	WATER - 0.1%
490	Aqua America, Inc.	23,001

	TOTAL COMMON STOCKS (Cost - $23,713,189)	28,244,104
	SHORT-TERM INVESTMENTS - 0.2%
62,602	Federated Treasury Obligations Fund, Institutional Class, 1.51% **	$62,602
	TOTAL SHORT-TERM INVESTMENTS (Cost - $62,602)	62,602

	TOTAL INVESTMENTS - 100.1% (Cost - $23,775,791)	$28,306,706
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(33,757)
	NET ASSETS - 100.0%	$28,272,949

ADR - American Depositary Receipt

*	Non-income producing security.

**	Rate shown represents the rate at December 31, 2019 and it is subject to change and resets daily.

See accompanying notes to financial statements.

RATIONAL VA FUNDS
Statements of Assets and Liabilities
December 31, 2019

	Rational	Rational
	Trend Aggregation VA	Insider Buying VA
	Fund	Fund
ASSETS:
Investments in securities, at cost	$15,898,564	$23,775,791
Investments, at value	$16,010,306	$28,306,706
Receivable for securities sold	12,564,226	—
Dividends and interest receivable	28,215	79,802
Prepaid expenses and other assets	17	107
Total Assets	28,602,764	28,386,615

LIABILITIES:
Payable for securities purchased	11,106,398	—
Payable for Fund shares redeemed	49,265	55,292
Accrued 12b-1 fees	21,657	14,628
Third party administrative servicing fees	4,885	9,399
Fees payable to related parties	5,155	8,744
Management fees payable	2,448	9,289
Payable for trustees fees	2,375	2,407
Accrued expenses and other liabilities	13,539	13,907
Total Liabilities	11,205,722	113,666

Net Assets	$17,397,042	$28,272,949

NET ASSETS CONSIST OF:
Paid in Capital	$18,238,648	$22,435,005
Accumulated Earnings/Loss	(841,606)	5,837,944
Net Assets	$17,397,042	$28,272,949

Net Assets	$17,397,042	$28,272,949
Shares of beneficial interest outstanding (a)	1,552,900	2,375,123
Net asset value, redemption price and offering price per share	$11.20	$11.90

(a)	Unlimited number of shares of no par value beneficial interest authorized.

See accompanying notes to financial statements.

RATIONAL VA FUNDS
Statements of Operations
For the Year Ended December 31, 2019

	Rational	Rational
	Trend Aggregation VA	Insider Buying VA
	Fund	Fund
Investment Income:
Dividend income	$210,938	$325,544
Interest income	57,274	7,185
Foreign tax withheld	(93)	—
Total Investment Income	268,119	332,729

Operating Expenses:
Investment management fees	127,526	217,926
Shareholder servicing fees	42,509	72,642
12b-1 fees	42,509	72,642
Administration fees	34,694	55,173
Management services fees	14,890	22,378
Legal fees	13,375	9,152
Audit and tax fees	10,001	10,001
Compliance officer fees	11,850	6,841
Trustees’ fees	9,170	9,219
Printing expense	7,736	10,467
Custody fees	4,713	4,955
Insurance expense	945	1,715
Miscellaneous expense	5	—
Total Operating Expenses	319,923	493,111
Less: Expenses waived/reimbursed by Advisor	(107,211)	(129,576)
Net Operating Expenses	212,712	363,535

Net Investment Income (Loss)	55,407	(30,806)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	971,972	1,417,412
Foreign currency transactions	18	(525)
Net Realized Gain on Investments	971,990	1,416,887

Net change in unrealized appreciation (depreciation) on:
Investments	30,383	4,960,964
Foreign currency translations	—	113
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions/Translations	30,383	4,961,077

Net Realized and Unrealized Gain on Investments	1,002,373	6,377,964

Net Increase in Net Assets Resulting From Operations	$1,057,780	$6,347,158

See accompanying notes to financial statements.

RATIONAL VA FUNDS
Statements of Changes in Net Assets

	Rational Trend Aggregation VA Fund		Rational Insider Buying VA Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$55,407	$558,538	$(30,806)	$(115,923)
Net realized gain (loss) on investments and foreign currency translation	971,990	(1,027,651)	1,416,887	5,429,002
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	30,383	(194,380)	4,961,077	(6,892,222)
Net increase (decrease) in net assets resulting from operations	1,057,780	(663,493)	6,347,158	(1,579,143)

Distributions to Shareholders from:
Total Distributions Paid	(489,076)	(581,978)	(5,573,306)	(1,601,532)

Total distributions to shareholders	(489,076)	(581,978)	(5,573,306)	(1,601,532)

Share Transactions of Beneficial Interest:

Net proceeds from shares sold	6,995,329	263,398	2,445,871	543,156
Reinvestment of distributions	489,076	581,978	5,573,306	1,601,532
Cost of shares redeemed	(3,786,700)	(3,944,937)	(6,828,957)	(8,171,477)
Net increase(decrease) in net assets from share transactions of beneficial interest	3,697,705	(3,099,561)	1,190,220	(6,026,789)

Total Increase (Decrease) in Net Assets	4,266,409	(4,345,032)	1,964,072	(9,207,464)

Net Assets:
Beginning of period	13,130,633	17,475,665	26,308,877	35,516,341
End of period	$17,397,042	$13,130,633	$28,272,949	$26,308,877

Share Activity:
Shares Sold	617,303	22,959	191,703	38,911
Shares Reinvested	43,785	55,007	476,758	134,809
Shares Redeemed	(333,455)	(336,721)	(487,592)	(561,441)
Net increase(decrease) in shares of Beneficial interest	327,633	(258,755)	180,869	(387,721)

See accompanying notes to financial statements.

RATIONAL VA FUNDS
Financial Highlights

For a Share Outstanding Throughout Each Year

	Rational Trend Aggregation VA Fund
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2019		2018		2017	2016	2015
Net asset value, beginning of year	$10.72		$11.78		$12.40	$12.16	$13.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.04		0.42		0.42	0.36	0.44
Net realized and unrealized gain (loss) on investments	0.76		(0.99)		(0.63)	0.48	(0.86)
Total from investment operations	0.80		(0.57)		(0.21)	0.84	(0.42)
LESS DISTRIBUTIONS:
From net investment income	(0.32)		(0.49)		(0.41)	(0.60)	(0.55)
Total distributions	(0.32)		(0.49)		(0.41)	(0.60)	(0.55)
Net asset value, end of year	$11.20		$10.72		$11.78	$12.40	$12.16
Total return (B)	7.50	% (D)	(4.75	)% (D)	(1.59)%	6.97%	(3.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$17,397		$13,131		$17,476	$20,736	$23,561
Expenses, before waiver and reimbursement (C)	1.88%		2.11%		1.84%	1.80%	1.12%
Expenses, net waiver and reimbursement (C)	1.25%		1.25%		1.25%	1.25%	0.99%
Ratios of net investment income	0.33%		3.60%		3.44%	2.87%	3.40%
Portfolio turnover rate	3661%		672%		261%	166%	94%

(A)	Calculated using average shares for the year/period.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.

(C)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which it invests.

(D)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

RATIONAL VA FUNDS
Financial Highlights

For a Share Outstanding Throughout Each Year

Rational Insider Buying VA Fund
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.99	$13.76	$13.50	$17.34	$22.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01	) (A)	(0.05	) (A)	0.09	(A)	0.10	(A)	0.12
Net realized and unrealized gain (loss) on investments	2.84	(0.95)	2.09	1.35	(1.66)
Total from investment operations	2.83	(1.00)	2.18	1.45	(1.54)
LESS DISTRIBUTIONS:
From net investment income	—	(0.10)	(0.08)	(0.11)	(0.12)
From net realized gains on investments	(2.92)	(0.67)	(1.84)	(5.18)	(3.13)
Total distributions	(2.92)	(0.77)	(1.92)	(5.29)	(3.25)
Net asset value, end of year	$11.90	$11.99	$13.76	$13.50	$17.34
Total return (B)	24.00%	(7.18)%	17.52%	11.00%	(7.17)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$28,273	$26,309	$35,516	$36,321	$38,218
Expenses, before waiver and reimbursement	1.70%	1.81%	1.68%	1.70%	1.10%
Expenses, net waiver and reimbursement	1.25%	1.25%	1.25%	1.25%	1.02%
Ratios of net investment income (loss)	(0.11)%	(0.35)%	0.67%	0.64%	0.46%
Portfolio turnover rate	191%	213%	56%	166%	68%

(A)	Calculated using average shares for the year/period.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.

See accompanying notes to financial statements.

RATIONAL VA FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2019	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Rational Trend Aggregation VA Fund (“Trend Aggregation VA Fund”) and Rational Insider Buying VA Fund (“Insider Buying VA Fund”) are both diversified series of shares of beneficial interest of Mutual Fund and Variable Insurance Trust (the “Trust”) a statutory trust organized under the laws of the state of Delaware on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2019, the Trust operated 13 separate series, or mutual funds. This report contains financial statements and financial highlights of the funds listed below (individually referred to as a “Fund”, or collectively as the “Funds”):

Fund	Sub-Advisor	Primary Objective
Rational Trend Aggregation VA Fund (“Trend Aggregation VA Fund”)	Tuttle Tactical Management, LLC	Seek total return on investment, with dividend income as an important component of that return
Rational Insider Buying VA Fund (“Insider Buying VA Fund”)	None	Seek long-term capital appreciation

You may purchase shares of the Funds only through variable annuity contracts or variable life insurance policies offered by participating insurance companies. Fund shares are not offered directly to the public. You should refer to the prospectus for the variable annuity contract or variable life insurance policy for information on how to purchase a variable contract or policy and how to select a Fund as an investment option for your contract or policy. You may redeem shares of the Funds only through participating insurance companies, Lincoln Life Insurance Company, Nationwide Life Insurance Company, Delaware Life Insurance Company, Forethought Life Insurance Company, Talcott Resolution Life Insurance Company, Transamerica Life Insurance Company and Jefferson National Life Insurance Company. We redeem shares of the Funds on any business day when the New York Stock Exchange (“NYSE”) is open. The price at which the Funds will redeem a share will be its Net Asset Value (“NAV”) next determined after the order is considered received. The Funds have authorized the participating insurance companies to accept redemption requests on their behalf. Talcott Resolution Life Insurance Company and Jefferson National Life Insurance Company own 39.1% and 30.8% of Trend Aggregation VA Fund, respectively. Nationwide Life Insurance Company owns 62.6% of Insider Buying VA Fund.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Investment Valuations

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the counter securities, equity securities are valued at a bid price estimated by the security pricing service. Investments in open-end investment companies (except for exchange-traded funds) are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, which approximates value.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trust’s Board of Trustees (the “Board”). In these cases, a Pricing Committee, established and appointed by the Board determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following:

RATIONAL VA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities’ market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1 - unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The Board has authorized the use of an independent fair valuation service. If the movement in a designated U.S. market index, after foreign markets close, is greater than predetermined levels, the Funds may use a systematic valuation model provided from that independent third party to fair value its international equity securities.

RATIONAL VA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2019, for each Fund’s assets measured at fair value:

Trend Aggregation VA Fund *
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$7,745,771	$—	$—	$7,745,771
Exchange Traded Funds	6,281,997	—	—	6,281,997
Exchange Traded Note	505,462	—	—	505,462
Short-Term Investments	1,477,076	—	—	1,477,076
Total Assets	$16,010,306	$—	$—	$16,010,306

Insider Buying VA Fund*
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$28,244,104	$—	$—	$28,244,104
Short-Term Investments	62,602	—	—	62,602
Total Assets	$28,306,706	$—	$—	$28,306,706

*	Refer to the Portfolios of Investments for industry classifications.

For the year ended December 31, 2019, there were no Level 3 investments.

B. Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions/translations.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities; sales and maturities of short term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period-end, resulting from changes in the exchange rate.

C. Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains with respect to the Funds have been provided for in accordance with each applicable country’s tax rules and rates.

D. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually by the Funds. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP and are recorded on ex-date. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, distributions and income received from pass through investments and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

RATIONAL VA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

The Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

The Funds may invest in ETFs as part of their principal investment strategies. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Because the value of ETF shares depends on the demand in the market, the Advisor or Sub-Advisor may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting performance. An ETF is subject to specific risks, depending on the nature of its investment strategy, which could include liquidity risk, sector risk and emerging market risk. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives. An ETF may not be able to replicate exactly the performance of the indices it tracks, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF will incur expenses not incurred by its underlying index. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track its underlying index.

E. Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various funds or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis.

F. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. In addition to complying with the federal tax requirements applicable to regulated investment companies, the Funds also plan to comply with certain diversification standards applicable to underlying assets of variable annuity contracts in order to avoid taxation on the variable contract owners with respect to earnings allocable to the contract from investments in the Funds.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in the Funds’ December 31, 2019 year-end tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds’ recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expenses, in the Statements of Operations.

G. Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

RATIONAL VA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

(3)	FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES AND OTHER SERVICE PROVIDERS

Investment Advisory Fee — Rational Advisors, Inc., (the “Advisor”) serves as the Funds’ investment adviser. Under the terms of the Advisory Agreement, the Advisor manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The Funds’ sub-advisors, when applicable, are responsible for the day-to-day management of each Fund’s portfolios. The Advisor provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Advisor, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Advisor, not the Funds.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee for the following Funds (based on average daily net assets) and/or to reimburse certain operating expenses in order to limit each Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) as listed below:

	Advisory	Expense	Expense Cap
Fund	Fee	Limitation	Expiration Date
Trend Aggregation VA Fund	0.75%	1.25%	April 30, 2020
Insider Buying VA Fund	0.75%	1.25%	April 30, 2020

Amounts waived or reimbursed in the contractual period may be recouped by the Advisor within three years of the waiver and/or reimbursement. For the year ended December 31, 2019, for Trend Aggregation VA Fund and Insider Buying VA Fund, the Advisor waived $107,211 and $129,576, respectively. As of December 31, 2019, the following amounts have been waived or reimbursed by the Advisor and are subject to repayment by the respective Fund:

	Repayment Expires December 31,
Fund	2020	2021	2022
Trend Aggregation VA Fund	$110,893	$132,531	$107,211
Insider Buying VA Fund	149,095	183,464	129,576

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans. Additional information regarding the Trust’s Trustees is available in the Funds’ Statement of Additional Information.

The Board has adopted the Trust’s Distribution Plan (the “12b-1 Plan”) which allows each Fund to pay fees up to 0.25% of the Fund’s average daily net assets for Insider Buying VA Fund and Trend Aggregation VA Fund to financial intermediaries (which may be paid through the Funds’ distributor) for the sale and distribution of Fund shares. Pursuant to the Funds’ 12b-1 Plan, the Funds may finance from their assets certain activities or expenses that are intended primarily to result in the sale of Fund shares and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Advisor for distribution related expenses. 12b-1 fees incurred for the year ended December 31, 2019 were $42,509 and $72,642 for the Trend Aggregation VA Fund and Insider Buying VA Fund, respectively.

Shareholder Servicing Fees - The Trust has adopted a Shareholder Services Plan pursuant to which the Funds may pay Shareholder Services Fees up to 0.25% of the average daily net assets of the Fund for Trend Aggregation VA Fund and Insider Buying VA Fund to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services and reflected as such on the Statements of Operations. The Funds also pay GFS for any out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

RATIONAL VA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds, which are included in printing expenses on the Statements of Operations.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), an affiliate of the Advisor, MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. The fees incurred by the Funds are reflected within Management Services Fees on the Statements of Operations.

Pursuant to the Compliance Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out of pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The fees incurred by the Funds are reflected within Compliance Officer fees on the Statements of Operations. The amounts due to MFund at December 31, 2019 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Fees payable to related parties.”

A Trustee and Officer of the Trust is also the controlling member of MFund and the Advisor, and is not paid any fees directly by the Trust for serving in such capacities.

(4)	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2019, were as follows:

Fund	Purchases	Sales
Trend Aggregation VA Fund	$516,180,631	$511,609,725
Insider Buying VA Fund	54,664,398	58,601,329

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 was as follows:

For the year ended December 31, 2019:

	Ordinary	Long-Term
	Income	Capital Gains
Trend Aggregation VA Fund	$489,076	$—
Insider Buying VA Fund	—	5,573,306

For the year ended December 31, 2018:

	Ordinary	Long-Term
	Income	Capital Gains
Trend Aggregation VA Fund	$581,978	$—
Insider Buying VA Fund	1,492,365	109,167

RATIONAL VA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Trend Aggregation VA Fund	$70,251	$—	$—	$(883,963)	$—	$(27,894)	$(841,606)
Insider Buying VA Fund	1,038,994	834,509	—	—	—	3,964,441	5,837,944

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and tax adjustments for C-Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $(52) for the Insider Buying VA Fund.

At December 31, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Trend Aggregation VA Fund	$703,029	$180,934	$883,963	$258,515
Insider Buying VA Fund	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the Funds for the fiscal year ended December 31, 2019 as follows:

	Paid In	Accumulated
	Capital	Earnings (Losses)
Trend Aggregation VA Fund	$—	$—
Insider Buying VA Fund	115,382	(115,382)

(6)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at December 31, 2019, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Trend Aggregation VA Fund	$16,038,200	$122,930	$(150,824)	$(27,894)
Insider Buying VA Fund	24,342,213	4,819,166	(854,673)	3,964,493

(7)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Rational Trend Aggregation VA Fund and Rational Insider Buying VA Fund and Board of Trustees of Mutual Fund and Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Rational Trend Aggregation VA Fund and Rational Insider Buying VA Fund (the “Funds”), each a series of Mutual Fund and Variable Insurance Trust, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended December 31, 2015, were audited by other auditors whose report dated February 29, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Chicago, Illinois

February 18, 2020

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

RATIONAL VA FUNDS
Supplemental Information (Unaudited)

Shareholder Expense Examples

Fund Expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to December 31, 2019.

Actual Expenses. The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line together with the amount you invested to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as withdrawal charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the separate accounts, variable annuity contracts or variable life insurance policies. Therefore, the “Actual” and “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Annualized	Ending	Expenses
	Account	Expense Ratio	Account	Paid During
	Value 7/1/2019	For the period	Value 12/31/2019	the Period*
Trend Aggregation VA Fund
Actual	$1,000.00	1.25%	$1,010.00	$6.33
Hypothetical	1,000.00	1.25%	1,018.90	6.36
Insider Buying VA Fund
Actual	$1,000.00	1.25%	$1,051.50	$6.46
Hypothetical	1,000.00	1.25%	1,018.90	6.36

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

RATIONAL VA FUNDS
Supplemental Information (Unaudited)
December 31, 2019	ANNUAL REPORT

Consideration and Renewal of Management Agreement between Mutual Fund and Variable Insurance Trust and Rational Advisors, Inc. with respect to Rational Insider Buying VA Fund and Rational Trend Aggregation VA Fund

In connection with a regular in-person meeting held on December 13, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the renewal of the Management Agreement between the Trust and Rational Advisors, Inc. (“Rational” or the “Advisor”) with respect to Rational Insider Buying VA Fund (“Insider Buying VA Fund”) and Rational Trend Aggregation VA Fund (“Trend VA Fund”) (together the “Funds”), each a series of the Trust (the “Management Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of counsel and their own business judgment in evaluating the Management Agreement and the weight to be given to each of the factors considered. The conclusions reached by the Trustees were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. In connection with their deliberations regarding approval of the Management Agreement, the Trustees reviewed materials prepared by Rational (the “Rational 15(c) Response”). The Trustees also considered the information presented at Board meetings throughout the year.

Nature, Extent and Quality of Services. The Trustees reviewed the consistent and quality services provided by the dedicated team of qualified professionals at Rational. They reviewed information concerning the financial condition and resources; personnel; business operations and compliance program of Rational. The Trustees then discussed the nature of Rational’s operations and the firm’s strong culture of compliance, and noted there were no new compliance or regulatory issues. The Board considered that Rational continues to enhance its risk management program and noted that the risk management team regularly evaluates the Funds’ performance with respect to volatility, drawdowns, and returns relative to their respective investment objectives. The Board considered that Rational reviews and analyzes each Fund’s portfolio on a regular basis, and that Rational coordinates and monitors other services for each Fund, including administration, fund accounting, contract renewal, and regulatory compliance. The Board reviewed a copy of Rational’s Form ADV. After further discussion and review of the Rational 15(c) Response, the Trustees concluded that the Advisor would continue to provide an acceptable level of services to the Funds.

Performance. The Trustees reviewed the performance of each Fund relative to a peer group, its benchmarks, and its respective Morningstar category for various periods ended September 30, 2019.

Insider Buying VA Fund. The Trustees considered that the Fund underperformed the average performance of its peer group average and the Morningstar Large Group category for the 1-, 3-, 5-, and 10-year periods. The Board also noted that the Fund underperformed its benchmark index, the S&P 500 TR Index, for all periods. The Advisor stated that the Fund has met its objective of long-term capital appreciation, despite recent underperformance resulting from a large divergence between growth and value stocks (with growth stocks significantly underperforming). The Trustees determined that the Fund’s performance was acceptable.

Trend VA Fund. The Board considered that the Fund underperformed the average performance of the Morningstar Tactical Allocation category for the 1-, 3- and 5-year periods, but outperformed the category for the 10-year period. The Board also noted that the Fund outperformed its peer group average for the 1- and 10-year periods, but underperformed the peer group for the 3- and 5-year periods. The Board also noted that the Fund underperformed its benchmark index, the S&P 500 TR Index, for all periods. The Trustees discussed the Fund’s underperformance as a result of the Fund’s defensive positioning and missing out on the market rebound in early 2019. Rational noted that the Fund had returned 2.78% since the change in sub-advisor and strategy in October 2018. The Trustees determined the Fund’s performance was acceptable.

RATIONAL VA FUNDS
Supplemental Information (Unaudited) (Continued)
December 31, 2019	ANNUAL REPORT

Fees and Expenses. The Trustees reviewed the advisory fees for each Fund as compared to its respective peer group and respective Morningstar category.

Insider Buying VA Fund. The Trustees noted that the Fund’s advisory fee was lower than the average for its peer group but higher than the Morningstar Large Growth category average. The Board also noted that the Fund’s advisory fee was within the high/low range of funds in the peer group and Morningstar category. The Trustees further noted the Fund’s net expense ratio was lower than the average for its peer group but higher than the average of its Morningstar category, and within the range of net expenses for both. After further discussion, the Trustees concluded that the advisory fee and expenses for the Fund were reasonable.

Trend VA Fund. The Trustees noted that the Fund’s advisory fee was lower than the average for both its peer group and the Morningstar Tactical Allocation category. The Board also noted that the Fund’s net expense ratio was lower than the average for both its peer group and Morningstar category, and within the range of net expenses for the Morningstar category and the lowest for the peer group. After further discussion, the Trustees concluded that the advisory fee and expenses for the Fund were reasonable.

Profitability. The Trustees reviewed a profitability analysis provided for the Funds. The Trustees noted that the Advisor realized a loss in connection with its management of the Funds. The Trustees considered that for each Fund, no compensation for the Advisor’s principals and primary portfolio management team was allocated or included in the per-Fund analysis because those persons received a share of profits rather than salary. After further discussion, the Trustees concluded that the level of Rational’s profitability with respect to each Fund did not raise any concerns.

“Fall-out” Benefits. The Trustees considered fall-out benefits received by Rational and its affiliates from their relationship with each of the Funds and the Trust.

Economies of Scale. The Advisor stated the Funds would benefit from economies of scale when each Fund reaches approximately $200 million in net assets. At that point, the total expenses of each Fund would start to fall below any expense limitation agreement and the Advisor would no longer need to waive advisory fees and/or reimburse expenses. The Trustees noted that the Management Agreement did not contain breakpoints that reduced the fee rate on assets above specified levels. The Independent Trustees agreed that breakpoints may be an appropriate way for Rational to share its economies of scale as assets of the Funds increased. Rational said that it currently did not believe that breakpoints in the advisory fee were appropriate. The Trustees determined, after further discussion, that economies of scale have not been reached and agreed that the matter of economies of scale with respect to a Fund would be revisited as the Fund’s assets materially increased.

Conclusion. No single factor was determinative to the decision of the Trustees. Having requested, reviewed and discussed in depth such information from Rational as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Trustees concluded that renewal of the Management Agreement on behalf of the Funds was in the best interest of each Fund and its shareholders.

RATIONAL VA FUNDS
Boards of Trustees and Trust Officers (Unaudited)
December 31, 2019	ANNUAL REPORT

Independent Trustees Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held During Past 5 Years
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since January 2016	Managing Member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Bear Properties, LLC (2006 - present) (real estate firm).	56	Chairman of the Board, Strategy Shares (2016-present); Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust (2006- present); Independent Trustee and Chair of Audit Committee, Variable Insurance Trust (2010- present); Trustee, M3Sixty Trust (2016-present); Chairman of the Board, AlphaCentric Prime Meridian Income Fund (July 2018 to present).

Stephen P. Lachenauer Year of Birth: 1967	Chair of the Audit Committee and Trustee	Since January 2016	Attorney, private practice (2011 to present).	17	Trustee and Chair of the Audit Committee, Strategy Shares (2016 – present); Trustee, TCG Financial Series Trusts I-X (2015-present); Trustee and Chair of the Audit Committee, AlphaCentric Prime Meridian Income Fund (July 2018 – present).

Donald McIntosh Year of Birth: 1967	Trustee	Since January 2016	Business Control & Risk Management Advisor, Santander Bank (February 2019 - present); Quality Control Advisor, Santander Bank (July 2016 – January 2019); Credit risk review analyst, Santander Holdings USA (May 2015 – 2016); Governance analyst, Santander Bank (2011 – April 2015).	17	Trustee, Strategy Shares (2016– present); Trustee, TCG Financial Series Trusts I-X (2015-present); Trustee, AlphaCentric Prime Meridian Income Fund (July 2018 – present).

Note: Donald McIntosh is the brother-in-law of Jerry Szilagyi.

*	The term of office of each Trustee is indefinite.

**	The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust, Variable Insurance Trust, AlphaCentric Prime Meridian Income Fund and the TCG Financial Series Trusts I-X, each a registered investment company.

RATIONAL VA FUNDS
Boards of Trustees and Trust Officers (Unaudited)(Continued)
December 31, 2019	ANNUAL REPORT

Officers*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Jerry Szilagyi Year of Birth: 1962	President	Since April 2016	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 – Present; President, Abbington Capital Group LLC, 1998- present; CEO, Catalyst Capital International, LLC 2017-present; President, USA Mutuals, Inc., 3/2011 to 7/2016; President, Cross Sound LLC, 6/11 to 7/2016.

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since April 2016	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2012.

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since April 2016	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012.

Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since April 2016	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.

Jennifer A. Bailey Year of Birth: 1968	Secretary	Since April 2016	Director of Legal Services, MFund Services LLC, 2/2012 to present.

Michael Schoonover Year of Birth: 1983	Vice President	Since June 2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; Senior Analyst, Catalyst Capital Advisors LLC, 3/2013 to 12/2013.

*	Officers do not receive any compensation from the Trust.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-253-0412.

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-800-253-0412

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund & Variable Insurance Trust does not share with our affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

●     Mutual Fund & Variable Insurance Trust does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund & Variable Insurance Trust doesn’t jointly market.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the first and third quarters of their fiscal year, on “Form N-Q”. Beginning April 30, 2020, the Funds will make these filings on Form N-PORT. These filings are available on the SEC’s website at www.sec.gov.

The Huntington National Bank, is the Custodian of The Funds. Gemini Fund Services, LLC serves as the Administrator, Transfer Agent and Fund Accountant. Rational Advisors, Inc., serves as Investment Advisor to the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each Fund’s objective and policies, management fees, expenses and other information.

Shareholder Services: 800-253-0412

Item 2.	Code of Ethics.

(a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Fiscal year ended 2019: $16,000

Fiscal year ended 2018: $16,000

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

Fiscal year ended 2019: $0

Fiscal year ended 2018: $0

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Fiscal year ended 2019: $4,000

Fiscal year ended 2018: $4,000

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2019: $0

Fiscal year ended 2018: $0

(e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended December 31, 2019 and 2018, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included in annual report to shareholders filed under item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(1)       Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)       Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Mutual Fund and Variable Insurance Trust

By (Signature and Title)	/s/ Jerry Szilagyi
Jerry Szilagyi, President and Principal Executive Officer

Date	3/16/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry Szilagyi
Jerry Szilagyi, President and Principal Executive Officer

Date	3/16/20

By (Signature and Title)	/s/ Erik Naviloff
Erik Naviloff, Treasurer and Principal Financial Officer

Date	3/16/20